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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                     Date of Report:       December 10, 2002
                                       ---------------------------------
                                       (Date of earliest event reported)



                              Techteam Global, Inc.

             (Exact name of Registrant as specified in its charter)


         Delaware                      0-16284                 38-2774613
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
of incorporation)                       Number)           Identification Number)


           27335 West 11 Mile Road
             Southfield, Michigan                              48034
 -----------------------------------------------         -----------------
    (Address of principal executive offices)                 (Zip Code)


                                 (248) 357-2866
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS AND REGULATION FD DISCLOSURE.

                        On December 10, 2002, TechTeam Global, Inc. issued a
               press release announcing the election of Larry W. Granger as Vice President of Professional Services. For the past three years, Mr. Granger, age 57, was President and CEO of Perodon, L.L.C., an information technology services company. From August 1998 through the end of 1999, Mr. Granger was the Chief Information Officer of Visteon Corporation. From 1996 through August of 1998, Mr. Granger was the Director of Ford European Process Reengineering Office for Ford Motor Company.

                        The press release is attached as Exhibit 99, and is
               incorporated by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                                 NOT APPLICABLE.

               (b)      PRO FORMA FINANCIAL INFORMATION.

                                 NOT APPLICABLE.
               (c)      EXHIBITS.

99             Press Release of National TechTeam, Inc., dated December 10, 2002



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       TECHTEAM GLOBAL, INC.


                                       By: /s/ Michael A. Sosin
                                           ----------------------------------
                                           Michael A. Sosin
                                           Secretary

Date:    December 11, 2002




                                      -2-
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                                  EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------

99.      Press Release of TechTeam Global, Inc., dated December 10, 2002.












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